UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5719

Dreyfus Stock Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/13

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Stock Index Fund, Inc.

ANNUAL REPORT December 31, 2013

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
33	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
47	Important Tax Information
48	Board Members Information
50	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Stock Index Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Stock Index Fund, Inc., covering the 12-month period from January 1, 2013, through December 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The year 2013 proved to be outstanding for U.S. equities. Large-cap stocks delivered their strongest calendar-year performance in well over a decade, and small- and midcap stocks fared even better in an environment of low short-term interest rates, rising corporate earnings, sustained economic growth, and low inflation. In our view, 2013 provided ample evidence of the value of patience and discipline in equity investing, as those who favored a long-term perspective over a focus on news headlines and short-term volatility reaped the rewards provided by rising markets.

Will stocks continue to rally in 2014? We believe that they can. We expect the domestic economy to continue to strengthen over the next year, particularly if U.S. fiscal policy is less restrictive and short-term interest rates remain near historical lows. Stronger growth could convince businesses and consumers to spend more freely, unleashing pent up demand as economic uncertainty wanes. However, we caution that gains in 2014 are unlikely to match those of the past year, and a highly selective approach to security selection could be key to greater relative investment success in the months ahead. As always, we urge you to speak with your financial adviser to identify the investment strategies that are right for you.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2013, through December 31, 2013, as provided by Thomas J. Durante, Richard A. Brown and Karen Q.Wong, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2013, Dreyfus Stock Index Fund’s Initial shares produced a total return of 32.02%, and its Service shares produced a total return of 31.71%.1 In comparison, the fund’s benchmark, the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 32.37% for the same period.2,3

U.S. stocks responded positively during the reporting period to a recovering economy.The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a proxy for the stock market in general, the S&P 500 Index is made up of 500 common stocks chosen to reflect the industries of the U.S. economy. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.The fund also may use stock index futures as a substitute for the sale or purchase of securities.

Recovering U.S. and Global Economies Fueled Market Gains

The year 2013 began in the midst of a sustained stock market rally driven by improved U.S. employment and housing markets. Investors were particularly encouraged by a new, open-ended round of quantitative easing from the Federal Reserve Board (the “Fed”). Improving conditions in overseas markets also contributed to improved investor sentiment.

Economic data continued to improve, and stocks rallied, through the spring of 2013. However, in late May remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would back away from quantitative easing

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

sooner than expected, sparking market declines in June. The S&P 500 Index generally stabilized over the summer, and stocks advanced strongly in September when the Fed refrained from tapering its bond purchasing program. Even a 16-day federal government shutdown in October failed to derail the rally.

Stocks continued to climb over the final two months of the year amid new releases of encouraging economic data. A modest reduction in the Fed’s bond buying program in mid-December had little impact on stock prices, enabling the S&P 500 Index to end the year near record highs.

Financials Sector Led the Market’s Advance

All of the economic sectors represented in the S&P 500 Index produced double-digit gains over the reporting period.The financials sector led the rally as large, diversified financial institutions rebounded from previously depressed levels. Big banks particularly benefited from widening net interest margins and greater mortgage refinancing activity as long-term interest rates moved higher. In the insurance industry, financial results were bolstered by higher premiums at a time when relatively few domestic natural disasters kept claims low. Capital markets-oriented companies advanced along with the financial markets. However, real estate investment trusts lagged sector averages substantially when investors turned away from income-oriented stocks and toward more growth-oriented alternatives.

In the health care sector, large pharmaceutical companies fared well as concerns regarding patent expirations waned and overseas sales improved. Biotechnology firms gained considerable value, on average, due to positive developments regarding new products. The information technology sector was bolstered in 2013 as major Internet portals experienced rising advertising sales, payment processors benefited from greater transaction volumes amid higher consumer spending, and producers of gaming consuls encountered robust demand for new products. In the consumer discretionary sector, media companies advanced strongly due to more robust spending by consumers on activities such as movies and visits to theme parks. Specialty retailers also gained value, including home improvement chains benefiting from recovering housing markets.

The fund received less favorable contributions from the materials sector, where metals-and-mining companies struggled with lower commodity prices and waning demand in the emerging markets. In addition, coal producers in the energy sector were hurt by intensifying competition from lower cost natural gas.The utilities and telecommunications services sectors lagged market averages as investors favored industry groups that were more leveraged to the recovering economy.

Replicating the Performance of the S&P 500 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that recent evidence of sustained domestic and global growth has the potential to fuel further gains in U.S. equity markets. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

January 15, 2014

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Stock Index Fund, Inc. made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®,”“Standard & Poor’s 500™” and “S&P 500®” are trademarks of Standard &
Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/13
	1 Year	5 Years	10 Years
Initial shares	32.02%	17.70%	7.17%
Service shares	31.71%	17.41%	6.90%
Standard & Poor’s 500
Composite Stock Price Index	32.37%	17.93%	7.40%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Stock Index Fund, Inc.
on 12/31/03 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the
“Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements).The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Stock Index Fund, Inc. from July 1, 2013 to December 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.53	$2.89
Ending value (after expenses)	$1,161.50	$1,160.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2013

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.43	$2.70
Ending value (after expenses)	$1,023.79	$1,022.53

† Expenses are equal to the fund’s annualized expense ratio of .28% for Initial shares and .53% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2013

Common Stocks—99.0%	Shares		Value ($)
Automobiles & Components—1.2%
BorgWarner	28,222		1,577,892
Delphi Automotive	34,581		2,079,356
Ford Motor	480,997		7,421,784
General Motors	140,272	[a]	5,732,917
Goodyear Tire & Rubber	30,040		716,454
Harley-Davidson	27,285		1,889,213
Johnson Controls	84,186		4,318,742
			23,736,358
Banks—2.8%
BB&T	87,473		3,264,492
Comerica	23,003		1,093,563
Fifth Third Bancorp	109,191		2,296,287
Hudson City Bancorp	55,868		526,835
Huntington Bancshares	101,038		975,017
KeyCorp	110,654		1,484,977
M&T Bank	16,254		1,892,291
People’s United Financial	37,482		566,728
PNC Financial Services Group	64,766		5,024,546
Regions Financial	169,996		1,681,260
SunTrust Banks	64,753		2,383,558
U.S. Bancorp	222,846		9,002,978
Wells Fargo & Co.	586,110		26,609,394
Zions Bancorporation	22,310		668,408
			57,470,334
Capital Goods—8.2%
3M	78,085		10,951,421
Allegion	11,033	[a]	487,548
AMETEK	30,241		1,592,793
Boeing	84,417		11,522,076
Caterpillar	77,577		7,044,767
Cummins	21,437		3,021,974
Danaher	73,700		5,689,640
Deere & Co.	47,092		4,300,912
Dover	20,864		2,014,211
Eaton	57,712		4,393,037
Emerson Electric	86,157		6,046,498

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Fastenal	33,080		1,571,631
Flowserve	16,704		1,316,776
Fluor	20,203		1,622,099
General Dynamics	40,656		3,884,681
General Electric	1,237,353		34,683,005
Honeywell International	95,733		8,747,124
Illinois Tool Works	49,640		4,173,731
Ingersoll-Rand	33,100		2,038,960
Jacobs Engineering Group	16,793	[a]	1,057,791
Joy Global	13,364	[b]	781,660
L-3 Communications Holdings	11,026		1,178,238
Lockheed Martin	32,740		4,867,128
Masco	43,787		997,030
Northrop Grumman	27,169		3,113,839
PACCAR	42,858		2,535,908
Pall	13,234		1,129,522
Parker Hannifin	18,598		2,392,447
Pentair	24,339		1,890,410
Precision Castparts	17,675		4,759,878
Quanta Services	25,620	[a]	808,567
Raytheon	38,788		3,518,072
Rockwell Automation	17,134		2,024,553
Rockwell Collins	16,952		1,253,092
Roper Industries	12,120		1,680,802
Snap-on	7,385		808,805
Stanley Black & Decker	19,156		1,545,698
Textron	33,304		1,224,255
United Technologies	103,076		11,730,049
W.W. Grainger	7,733		1,975,163
Xylem	22,600		781,960
			167,157,751
Commercial & Professional Services—.7%
ADT	24,201	[a]	979,414
Cintas	12,433		740,882
Dun & Bradstreet	4,906		602,211
Equifax	15,447		1,067,233

Common Stocks (continued)	Shares		Value ($)
Commercial & Professional Services (continued)
Iron Mountain	20,420		619,747
Nielsen Holdings	31,167		1,430,254
Pitney Bowes	23,747		553,305
Republic Services	33,989		1,128,435
Robert Half International	16,902		709,715
Stericycle	10,429	[a]	1,211,537
Tyco International	58,100		2,384,424
Waste Management	52,782		2,368,328
			13,795,485
Consumer Durables & Apparel—1.4%
Coach	35,036		1,966,571
D.R. Horton	35,504		792,449
Fossil Group	6,320	[a]	758,021
Garmin	14,662	[b]	677,678
Harman International Industries	8,150		667,077
Hasbro	14,686		807,877
Leggett & Platt	16,779		519,142
Lennar, Cl. A	20,220		799,903
Mattel	41,761		1,986,988
Michael Kors Holdings	22,213	[a]	1,803,473
Mohawk Industries	7,451	[a]	1,109,454
Newell Rubbermaid	34,851		1,129,521
NIKE, Cl. B	91,100		7,164,104
PulteGroup	44,106		898,439
PVH	10,195		1,386,724
Ralph Lauren	7,369		1,301,144
VF	42,664		2,659,674
Whirlpool	9,762		1,531,267
			27,959,506
Consumer Services—1.8%
Carnival	53,508	[b]	2,149,416
Chipotle Mexican Grill	3,776	[a]	2,011,777
Darden Restaurants	16,603		902,705
H&R Block	35,043		1,017,649
International Game Technology	30,741		558,257
Marriott International, Cl. A	26,920		1,328,771

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
McDonald’s	121,504		11,789,533
Starbucks	92,685		7,265,577
Starwood Hotels & Resorts Worldwide	23,835	[c]	1,893,691
Wyndham Worldwide	16,099		1,186,335
Wynn Resorts	9,924		1,927,340
Yum! Brands	55,099		4,166,035
			36,197,086
Diversified Financials—8.3%
American Express	112,448		10,202,407
Ameriprise Financial	23,563		2,710,923
Bank of America	1,303,756		20,299,481
Bank of New York Mellon	139,758		4,883,145
Berkshire Hathaway, Cl. B	220,083	[a]	26,093,040
BlackRock	15,505		4,906,867
Capital One Financial	70,564		5,405,908
Charles Schwab	140,934		3,664,284
Citigroup	370,707		19,317,542
CME Group	38,335		3,007,764
Discover Financial Services	59,103		3,306,813
E*TRADE Financial	31,226	[a]	613,279
Franklin Resources	50,018		2,887,539
Goldman Sachs Group	51,433		9,117,014
IntercontinentalExchange Group	13,978		3,143,932
Invesco	54,989		2,001,600
JPMorgan Chase & Co.	459,644		26,879,981
Legg Mason	12,995	[b]	565,023
Leucadia National	39,171		1,110,106
McGraw-Hill Financial	33,719		2,636,826
Moody’s	23,359		1,832,981
Morgan Stanley	168,681		5,289,836
NASDAQ OMX Group	14,054		559,349
Northern Trust	28,217		1,746,350
SLM	53,064		1,394,522
State Street	53,345		3,914,990
T. Rowe Price Group	32,356		2,710,462
			170,201,964

Common Stocks (continued)	Shares		Value ($)
Energy—10.2%
Anadarko Petroleum	61,945		4,913,477
Apache	48,545		4,171,957
Baker Hughes	53,734		2,969,341
Cabot Oil & Gas	51,819		2,008,504
Cameron International	29,360	[a]	1,747,801
Chesapeake Energy	60,844		1,651,306
Chevron	235,171		29,375,210
ConocoPhillips	149,554		10,565,990
CONSOL Energy	27,986		1,064,587
Denbury Resources	43,163	[a]	709,168
Devon Energy	47,190		2,919,645
Diamond Offshore Drilling	8,837		503,002
Ensco, Cl. A	28,978		1,656,962
EOG Resources	33,569		5,634,221
EQT	18,739		1,682,387
Exxon Mobil	534,426		54,083,911
FMC Technologies	29,624	[a]	1,546,669
Halliburton	104,193		5,287,795
Helmerich & Payne	13,535		1,138,023
Hess	35,099		2,913,217
Kinder Morgan	81,622		2,938,392
Marathon Oil	85,260		3,009,678
Marathon Petroleum	36,842		3,379,517
Murphy Oil	22,147		1,436,897
Nabors Industries	30,637		520,523
National Oilwell Varco	52,044		4,139,059
Newfield Exploration	18,177	[a]	447,700
Noble	30,749		1,152,165
Noble Energy	43,567		2,967,348
Occidental Petroleum	98,362		9,354,226
Peabody Energy	32,748		639,568
Phillips 66	73,376		5,659,491
Pioneer Natural Resources	17,577		3,235,398
QEP Resources	21,261		651,650
Range Resources	20,277		1,709,554
Rowan, Cl. A	16,543	[a]	584,960

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Schlumberger	160,877		14,496,626
Southwestern Energy	43,743	[a]	1,720,412
Spectra Energy	81,199		2,892,308
Tesoro	16,896		988,416
Transocean	41,986		2,074,948
Valero Energy	66,709		3,362,134
Williams	82,901		3,197,492
WPX Energy	23,198	[a]	472,775
			207,574,410
Food & Staples Retailing—2.3%
Costco Wholesale	53,845		6,408,093
CVS Caremark	145,290		10,398,405
Kroger	64,730		2,558,777
Safeway	29,233		952,119
Sysco	72,098		2,602,738
Wal-Mart Stores	197,671		15,554,731
Walgreen	106,123		6,095,705
Whole Foods Market	45,081		2,607,034
			47,177,602
Food, Beverage & Tobacco—5.2%
Altria Group	244,081		9,370,270
Archer-Daniels-Midland	79,894		3,467,400
Beam	19,942		1,357,253
Brown-Forman, Cl. B	20,308		1,534,676
Campbell Soup	23,038		997,085
Coca-Cola	464,145		19,173,830
Coca-Cola Enterprises	30,223		1,333,741
ConAgra Foods	51,603		1,739,021
Constellation Brands, Cl. A	20,730	[a]	1,458,977
Dr. Pepper Snapple Group	25,305		1,232,860
General Mills	78,253		3,905,607
Hershey	18,707		1,818,882
Hormel Foods	16,575		748,693
J.M. Smucker	13,099		1,357,318
Kellogg	31,930		1,949,965
Kraft Foods Group	72,420		3,904,886

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Lorillard	45,814		2,321,854
McCormick & Co.	16,485		1,136,146
Mead Johnson Nutrition	25,268		2,116,448
Molson Coors Brewing, Cl. B	19,076		1,071,117
Mondelez International, Cl. A	214,644		7,576,933
Monster Beverage	16,972	[a]	1,150,192
PepsiCo	187,373		15,540,717
Philip Morris International	195,780		17,058,311
Reynolds American	38,705		1,934,863
Tyson Foods, Cl. A	34,391		1,150,723
			106,407,768
Health Care Equipment & Services—4.1%
Abbott Laboratories	188,518		7,225,895
Aetna	44,567		3,056,851
AmerisourceBergen	28,664		2,015,366
Baxter International	66,019		4,591,621
Becton Dickinson & Co.	23,502		2,596,736
Boston Scientific	161,081	[a]	1,936,194
C.R. Bard	9,324		1,248,857
Cardinal Health	41,379		2,764,531
CareFusion	25,911	[a]	1,031,776
Cerner	36,496	[a]	2,034,287
Cigna	34,104		2,983,418
Covidien	56,753		3,864,879
DaVita HealthCare Partners	21,732	[a]	1,377,157
DENTSPLY International	17,849		865,320
Edwards Lifesciences	13,667	[a]	898,742
Express Scripts Holding	98,621	[a]	6,927,139
Humana	19,124		1,973,979
Intuitive Surgical	4,659	[a]	1,789,429
Laboratory Corp. of America Holdings	10,389	[a]	949,243
McKesson	28,144		4,542,442
Medtronic	121,709		6,984,880
Patterson	9,719		400,423
Quest Diagnostics	18,408		985,564
St. Jude Medical	35,241		2,183,180

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
Stryker	36,123		2,714,282
Tenet Healthcare	13,053	[a]	549,792
UnitedHealth Group	123,215		9,278,090
Varian Medical Systems	13,048	[a]	1,013,699
WellPoint	35,849		3,312,089
Zimmer Holdings	21,102		1,966,495
			84,062,356
Household & Personal Products—2.1%
Avon Products	51,516		887,106
Clorox	15,496	[b]	1,437,409
Colgate-Palmolive	107,153		6,987,447
Estee Lauder, Cl. A	30,966		2,332,359
Kimberly-Clark	47,085		4,918,499
Procter & Gamble	332,372		27,058,405
			43,621,225
Insurance—3.0%
ACE	42,000		4,348,260
Aflac	57,192		3,820,426
Allstate	55,668		3,036,133
American International Group	179,670		9,172,153
Aon	37,144		3,116,010
Assurant	9,468		628,391
Chubb	30,521		2,949,244
Cincinnati Financial	17,995		942,398
Genworth Financial, Cl. A	59,781	[a]	928,399
Hartford Financial Services Group	55,174		1,998,954
Lincoln National	32,256		1,665,055
Loews	36,853		1,777,789
Marsh & McLennan	66,592		3,220,389
MetLife	136,695		7,370,594
Principal Financial Group	33,718		1,662,635
Progressive	66,527		1,814,191
Prudential Financial	56,367		5,198,165
Torchmark	10,710		836,987
Travelers	44,558		4,034,281
Unum Group	32,321		1,133,821

Common Stocks (continued)	Shares		Value ($)
Insurance (continued)
XL Group	34,906		1,111,407
			60,765,682
Materials—3.5%
Air Products & Chemicals	25,932		2,898,679
Airgas	8,359		934,954
Alcoa	129,657		1,378,254
Allegheny Technologies	13,887		494,794
Avery Dennison	11,844		594,450
Ball	17,464		902,190
Bemis	12,383		507,208
CF Industries Holdings	6,989		1,628,717
Cliffs Natural Resources	19,020	[b]	498,514
Dow Chemical	147,820		6,563,208
E.I. du Pont de Nemours & Co.	112,910		7,335,763
Eastman Chemical	19,155		1,545,808
Ecolab	33,186		3,460,304
FMC	16,933		1,277,764
Freeport-McMoRan Copper & Gold	127,765		4,821,851
International Flavors &
Fragrances	10,335		888,603
International Paper	55,131		2,703,073
LyondellBasell Industries, Cl. A	53,465		4,292,170
MeadWestvaco	22,877		844,848
Monsanto	64,357		7,500,808
Mosaic	42,526		2,010,204
Newmont Mining	61,947		1,426,639
Nucor	39,604		2,114,062
Owens-Illinois	19,489	[a]	697,316
PPG Industries	17,523		3,323,412
Praxair	36,296		4,719,569
Sealed Air	23,167		788,836
Sherwin-Williams	10,708		1,964,918
Sigma-Aldrich	14,655		1,377,717
United States Steel	16,995	[b]	501,353
Vulcan Materials	15,901		944,837
			70,940,823

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Media—3.7%
Cablevision Systems (NY Group), Cl. A	26,917		482,622
CBS, Cl. B	67,851		4,324,823
Comcast, Cl. A	318,426		16,547,007
DIRECTV	59,806	[a]	4,131,997
Discovery Communications, Cl. A	27,850	[a,b]	2,518,197
Gannett	29,194		863,559
Graham Holdings	514		340,946
Interpublic Group of Cos.	49,303		872,663
News Corp., Cl. A	62,676	[a]	1,129,422
Omnicom Group	31,493		2,342,134
Scripps Networks Interactive, Cl. A	13,652		1,179,669
Time Warner	110,727		7,719,886
Time Warner Cable	34,779		4,712,555
Twenty-First Century Fox, Cl. A	240,169		8,449,145
Viacom, Cl. B	49,345		4,309,792
Walt Disney	199,651		15,253,336
			75,177,753
Pharmaceuticals, Biotech &
Life Sciences—8.7%
AbbVie	194,193		10,255,332
Actavis	21,132	[a]	3,550,176
Agilent Technologies	40,001		2,287,657
Alexion Pharmaceuticals	23,787	[a]	3,165,098
Allergan	36,485		4,052,754
Amgen	92,061		10,509,684
Biogen Idec	28,910	[a]	8,087,572
Bristol-Myers Squibb	201,016		10,684,000
Celgene	50,271	[a]	8,493,788
Eli Lilly & Co.	120,800		6,160,800
Forest Laboratories	29,085	[a]	1,745,973
Gilead Sciences	187,309	[a]	14,076,271
Hospira	21,233	[a]	876,498
Johnson & Johnson	345,043		31,602,488
Life Technologies	21,091	[a]	1,598,698
Merck & Co.	357,081		17,871,904

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Mylan	46,686	[a]	2,026,172
PerkinElmer	13,073		539,000
Perrigo Company	16,320		2,504,467
Pfizer	792,366		24,270,171
Regeneron Pharmaceuticals	9,543	[a]	2,626,615
Thermo Fisher Scientific	43,975		4,896,616
Vertex Pharmaceuticals	28,828	[a]	2,141,920
Waters	10,309	[a]	1,030,900
Zoetis	60,341		1,972,547
			177,027,101
Real Estate—1.8%
American Tower	48,568	[c]	3,876,698
Apartment Investment & Management, Cl. A	16,786	[c]	434,925
AvalonBay Communities	14,656	[c]	1,732,779
Boston Properties	18,925	[c]	1,899,502
CBRE Group, Cl. A	33,194	[a]	873,002
Equity Residential	41,895	[c]	2,173,094
General Growth Properties	64,439	[c]	1,293,291
HCP	56,690	[c]	2,058,981
Health Care	35,096	[c]	1,880,093
Host Hotels & Resorts	93,695	[c]	1,821,431
Kimco Realty	50,677	[c]	1,000,871
Macerich	16,615	[c]	978,457
Plum Creek Timber	20,903	[c]	972,199
Prologis	60,289	[c]	2,227,679
Public Storage	17,508	[c]	2,635,304
Simon Property Group	37,804	[c]	5,752,257
Ventas	36,499	[c]	2,090,663
Vornado Realty Trust	21,120	[c]	1,875,245
Weyerhaeuser	70,443	[c]	2,223,886
			37,800,357
Retailing—4.4%
Amazon.com	45,313	[a]	18,070,371
AutoNation	8,010	[a]	398,017

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
AutoZone	4,199	[a]	2,006,870
Bed Bath & Beyond	26,858	[a]	2,156,697
Best Buy	32,803		1,308,184
CarMax	26,759	[a]	1,258,208
Dollar General	36,431	[a]	2,197,518
Dollar Tree	25,468	[a]	1,436,905
Expedia	12,194		849,434
Family Dollar Stores	11,720		761,448
GameStop, Cl. A	14,004		689,837
Gap	32,695		1,277,721
Genuine Parts	19,285		1,604,319
Home Depot	172,020		14,164,127
Kohl’s	24,841		1,409,727
L Brands	29,794		1,842,759
Lowe’s	127,430		6,314,157
Macy’s	44,570		2,380,038
Netflix	7,365	[a]	2,711,572
Nordstrom	18,051		1,115,552
O’Reilly Automotive	13,242	[a]	1,704,378
PetSmart	13,173		958,336
priceline.com	6,294	[a]	7,316,146
Ross Stores	26,580		1,991,639
Staples	79,077	[b]	1,256,534
Target	77,721		4,917,408
The TJX Companies	86,606		5,519,400
Tiffany & Co	13,772		1,277,766
TripAdvisor	13,824	[a]	1,145,042
Urban Outfitters	13,780	[a]	511,238
			90,551,348
Semiconductors & Semiconductor
Equipment—2.0%
Altera	39,767		1,293,621
Analog Devices	37,516		1,910,690
Applied Materials	149,813		2,650,192

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Broadcom, Cl. A	66,587		1,974,305
First Solar	7,628	[a]	416,794
Intel	607,342		15,766,598
KLA-Tencor	20,165		1,299,836
Lam Research	19,918	[a]	1,084,535
Linear Technology	28,337		1,290,750
LSI	64,636		712,289
Microchip Technology	23,926	[b]	1,070,689
Micron Technology	127,147	[a]	2,766,719
NVIDIA	73,219	[b]	1,172,968
Texas Instruments	135,039		5,929,562
Xilinx	32,510		1,492,859
			40,832,407
Software & Services—10.1%
Accenture, Cl. A	77,806		6,397,209
Adobe Systems	57,360	[a]	3,434,717
Akamai Technologies	21,323	[a]	1,006,019
Alliance Data Systems	5,949	[a]	1,564,171
Autodesk	27,611	[a]	1,389,662
Automatic Data Processing	59,446		4,803,831
CA	38,926		1,309,860
Citrix Systems	23,210	[a]	1,468,032
Cognizant Technology Solutions, Cl. A	36,743	[a]	3,710,308
Computer Sciences	18,152		1,014,334
eBay	142,104	[a]	7,800,089
Electronic Arts	36,670	[a]	841,210
Facebook, Cl. A	202,991	[a]	11,095,488
Fidelity National Information Services	35,107		1,884,544
Fiserv	31,760	[a]	1,875,428
Google, Cl. A	34,325	[a]	38,468,371
International Business Machines	124,780		23,404,985
Intuit	34,863		2,660,744
MasterCard, Cl. A	12,637		10,557,708

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Microsoft	929,076		34,775,315
Oracle	428,767		16,404,625
Paychex	40,308	[b]	1,835,223
Red Hat	24,001	[a]	1,345,016
salesforce.com	67,393	[a]	3,719,420
Symantec	86,002		2,027,927
Teradata	19,863	[a]	903,568
Total System Services	20,172		671,324
VeriSign	15,902	[a]	950,622
Visa, Cl. A	62,202		13,851,141
Western Union	65,960		1,137,810
Yahoo!	114,783	[a]	4,641,825
			206,950,526
Technology Hardware & Equipment—6.3%
Amphenol, Cl. A	19,057		1,699,503
Apple	110,077		61,765,305
Cisco Systems	653,111		14,662,342
Corning	179,327		3,195,607
EMC	250,748		6,306,312
F5 Networks	9,494	[a]	862,625
FLIR Systems	18,628		560,703
Harris	12,868		898,315
Hewlett-Packard	236,008		6,603,504
Jabil Circuit	24,327		424,263
Juniper Networks	60,535	[a]	1,366,275
Motorola Solutions	28,416		1,918,080
NetApp	41,739	[b]	1,717,142
QUALCOMM	206,405		15,325,571
SanDisk	27,670		1,951,842
Seagate Technology	39,790		2,234,606
TE Connectivity	50,900		2,805,099
Western Digital	25,828		2,166,969
Xerox	144,981		1,764,419
			128,228,482

Common Stocks (continued)	Shares		Value ($)
Telecommunication Services—2.3%
AT&T	643,994		22,642,829
CenturyLink	73,817		2,351,071
Crown Castle International	41,164	[a]	3,022,673
Frontier Communications	117,263	[b]	545,273
Verizon Communications	349,701		17,184,307
Windstream Holdings	71,566	[b]	571,097
			46,317,250
Transportation—2.0%
C.H. Robinson Worldwide	18,719		1,092,066
CSX	125,198		3,601,946
Delta Air Lines	106,359		2,921,682
Expeditors International of Washington	25,090		1,110,232
FedEx	36,735		5,281,391
Kansas City Southern	13,818		1,711,083
Norfolk Southern	37,507		3,481,775
Ryder System	6,897		508,861
Southwest Airlines	83,804		1,578,867
Union Pacific	56,204		9,442,272
United Parcel Service, Cl. B	87,226		9,165,708
			39,895,883
Utilities—2.9%
AES	76,718		1,113,178
AGL Resources	14,294		675,106
Ameren	29,373		1,062,128
American Electric Power	59,049		2,759,950
CenterPoint Energy	53,164		1,232,342
CMS Energy	32,486		869,650
Consolidated Edison	36,561		2,021,092
Dominion Resources	70,614		4,568,020
DTE Energy	21,484		1,426,323
Duke Energy	87,014		6,004,836
Edison International	40,643		1,881,771
Entergy	22,179		1,403,265
Exelon	103,865		2,844,862

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Utilities (continued)
FirstEnergy	52,215		1,722,051
Integrys Energy Group	9,923		539,910
NextEra Energy	53,120		4,548,134
NiSource	38,636		1,270,352
Northeast Utilities	39,177		1,660,713
NRG Energy	40,112		1,152,017
ONEOK	25,144		1,563,454
Pepco Holdings	31,659		605,637
PG&E	54,802		2,207,425
Pinnacle West Capital	13,412		709,763
PPL	76,206		2,293,039
Public Service Enterprise Group	63,159		2,023,614
SCANA	17,807		835,683
Sempra Energy	28,256		2,536,259
Southern	108,834		4,474,166
TECO Energy	27,160	[b]	468,238
Wisconsin Energy	27,057		1,118,536
Xcel Energy	59,925		1,674,305
			59,265,819
Total Common Stocks
(cost $962,825,299)			2,019,115,276
	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.08%, 6/26/14
(cost $1,084,568)	1,085,000	[d]	1,084,578

Other Investment—.8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $16,746,890)	16,746,890	[e]	16,746,890

Investment of Cash Collateral
for Securities Loaned—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $6,133,305)	6,133,305 [e]	6,133,305
Total Investments (cost $986,790,062)	100.2%	2,043,080,049
Liabilities, Less Cash and Receivables	(.2%)	(4,800,389)
Net Assets	100.0%	2,038,279,660

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2013, the value of fund’s securities on loan was $15,654,107 and the value of the collateral held by the fund was $16,024,136 consisting of cash collateral of $6,133,305 and
U.S. Government & Agency securities valued at $9,890,831.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures contracts.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
Energy	10.2	Banks	2.8
Software & Services	10.1	Food & Staples Retailing	2.3
Pharmaceuticals,		Telecommunication Services	2.3
Biotech & Life Sciences	8.7	Household & Personal Products	2.1
Diversified Financials	8.3	Semiconductors &
Capital Goods	8.2	Semiconductor Equipment	2.0
Technology Hardware & Equipment	6.3	Transportation	2.0
Food, Beverage & Tobacco	5.2	Consumer Services	1.8
Retailing	4.4	Real Estate	1.8
Health Care Equipment & Services	4.1	Consumer Durables & Apparel	1.4
Media	3.7	Automobiles & Components	1.2
Materials	3.5	Short-Term/Money Market Investments	1.2
Insurance	3.0	Commercial & Professional Services	.7
Utilities	2.9		100.2

† Based on net assets.
See notes to financial statements.

The Fund	25

STATEMENT OF FINANCIAL FUTURES
December 31, 2013

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2013	($)
Financial Futures Long
Standard & Poor’s 500 E-mini	221	20,344,155	March 2014	268,535

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,654,107)—Note 1(b):
Unaffiliated issuers	963,909,867	2,020,199,854
Affiliated issuers	22,880,195	22,880,195
Cash		2,199,123
Dividends and securities lending income receivable		2,735,733
Receivable for futures variation margin—Note 4		77,712
Prepaid expenses and other assets		55,602
		2,048,148,219
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		472,263
Liability for securities on loan—Note 1(b)		6,133,305
Payable for shares of Common Stock redeemed		3,100,567
Accrued expenses		162,424
		9,868,559
Net Assets ($)		2,038,279,660
Composition of Net Assets ($):
Paid-in capital		999,889,954
Accumulated undistributed investment income—net		8,737
Accumulated net realized gain (loss) on investments		(18,177,553)
Accumulated net unrealized appreciation (depreciation)
on investments (including $268,535 net unrealized
appreciation on financial futures)		1,056,558,522
Net Assets ($)		2,038,279,660

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	1,798,537,972	239,741,688
Shares Outstanding	44,034,721	5,863,657
Net Asset Value Per Share ($)	40.84	40.89

See notes to financial statements.

The Fund	27

STATEMENT OF OPERATIONS
Year Ended December 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $1,580 foreign taxes withheld at source):
Unaffiliated issuers	39,575,642
Affiliated issuers	11,803
Income from securities lending—Note 1(b)	80,058
Interest	502
Total Income	39,668,005
Expenses:
Management fee—Note 3(a)	4,623,128
Distribution fees—Note 3(b)	540,614
Prospectus and shareholders’ reports	325,818
Directors’ fees and expenses—Note 3(d)	176,159
Professional fees	92,739
Loan commitment fees—Note 2	20,005
Shareholder servicing costs—Note 3(c)	13,143
Interest expense—Note 2	2,363
Miscellaneous	125,052
Total Expenses	5,919,021
Less—reduction in expenses due to earnings credits—Note 3(c)	(9)
Net Expenses	5,919,012
Investment Income—Net	33,748,993
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	33,802,234
Net realized gain (loss) on financial futures	5,328,294
Net Realized Gain (Loss)	39,130,528
Net unrealized appreciation (depreciation) on investments	451,726,568
Net unrealized appreciation (depreciation) on financial futures	289,033
Net Unrealized Appreciation (Depreciation)	452,015,601
Net Realized and Unrealized Gain (Loss) on Investments	491,146,129
Net Increase in Net Assets Resulting from Operations	524,895,122

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
Operations ($):
Investment income—net	33,748,993	34,469,105
Net realized gain (loss) on investments	39,130,528	16,948,123
Net unrealized appreciation
(depreciation) on investments	452,015,601	201,042,581
Net Increase (Decrease) in Net Assets
Resulting from Operations	524,895,122	252,459,809
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(30,524,057)	(31,531,984)
Service Shares	(3,471,345)	(3,238,424)
Net realized gain on investments:
Initial Shares	(18,648,547)	(77,220,676)
Service Shares	(2,287,662)	(8,527,384)
Total Dividends	(54,931,611)	(120,518,468)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	158,642,208	170,865,184
Service Shares	28,775,193	26,033,937
Dividends reinvested:
Initial Shares	49,172,604	108,752,660
Service Shares	5,759,007	11,765,808
Cost of shares redeemed:
Initial Shares	(367,864,031)	(343,644,715)
Service Shares	(32,872,847)	(34,603,925)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(158,387,866)	(60,831,051)
Total Increase (Decrease) in Net Assets	311,575,645	71,110,290
Net Assets ($):
Beginning of Period	1,726,704,015	1,655,593,725
End of Period	2,038,279,660	1,726,704,015
Undistributed investment income—net	8,737	188,369

The Fund	29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2013	2012
Capital Share Transactions:
Initial Shares
Shares sold	4,363,041	5,457,760
Shares issued for dividends reinvested	1,363,714	3,454,350
Shares redeemed	(10,077,013)	(10,985,766)
Net Increase (Decrease) in Shares Outstanding	(4,350,258)	(2,073,656)
Service Shares
Shares sold	803,289	835,289
Shares issued for dividends reinvested	159,629	373,230
Shares redeemed	(903,281)	(1,103,497)
Net Increase (Decrease) in Shares Outstanding	59,637	105,022

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	31.86	29.48	29.67	26.31	22.98
Investment Operations:
Investment income—net[a]	.66	.63	.54	.48	.48
Net realized and unrealized
gain (loss) on investments	9.39	3.95	.02	3.37	4.85
Total from Investment Operations	10.05	4.58	.56	3.85	5.33
Distributions:
Dividends from
investment income—net	(.68)	(.64)	(.55)	(.49)	(.48)
Dividends from net realized
gain on investments	(.39)	(1.56)	(.20)	—	(1.52)
Total Distributions	(1.07)	(2.20)	(.75)	(.49)	(2.00)
Net asset value, end of period	40.84	31.86	29.48	29.67	26.31
Total Return (%)	32.02	15.74	1.88	14.84	26.33
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.29	.28	.27	.27	.29
Ratio of net expenses
to average net assets	.29	.28	.27	.27	.29
Ratio of net investment income
to average net assets	1.82	2.02	1.81	1.78	2.12
Portfolio Turnover Rate	3.76	3.13	3.27	4.46	5.42
Net Assets, end of period
($ x 1,000)	1,798,538	1,541,577	1,487,417	1,635,095	1,593,165

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	31.90	29.51	29.70	26.34	23.00
Investment Operations:
Investment income—net[a]	.57	.56	.47	.41	.43
Net realized and unrealized
gain (loss) on investments	9.40	3.96	.02	3.38	4.85
Total from Investment Operations	9.97	4.52	.49	3.79	5.28
Distributions:
Dividends from investment income—net	(.59)	(.57)	(.48)	(.43)	(.42)
Dividends from net realized
gain on investments	(.39)	(1.56)	(.20)	—	(1.52)
Total Distributions	(.98)	(2.13)	(.68)	(.43)	(1.94)
Net asset value, end of period	40.89	31.90	29.51	29.70	26.34
Total Return (%)	31.71	15.47	1.62	14.54	26.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.54	.53	.52	.52	.54
Ratio of net expenses
to average net assets	.54	.53	.52	.52	.54
Ratio of net investment income
to average net assets	1.57	1.78	1.56	1.53	1.86
Portfolio Turnover Rate	3.76	3.13	3.27	4.46	5.42
Net Assets, end of period ($ x 1,000)	239,742	185,127	168,177	168,782	150,369

a Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Stock Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, that is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies.The fund’s investment objective is to match the total return of the Standard and Poor’s 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an indirect wholly-owned subsidiary of BNY Mellon, serves as the fund’s index manager.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (250 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	2,015,654,841	—	—	2,015,654,841
Equity Securities—
Foreign
Common Stocks†	3,460,435	—	—	3,460,435

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in Securities
(continued):
Mutual Funds	22,880,195	—	—	22,880,195
U.S. Treasury	—	1,084,578	—	1,084,578
Financial Futures††	268,535	—	—	268,535

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

At December 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of NewYork Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

the borrower and the collateral. At December 31, 2013, the value of securities on loan was $15,654,107, as disclosed in the Statement of Assets and Liabilities.The value of related collateral exceeded the value of securities on loan. See the Statement of Investments for collateral information. During the period ended December 31, 2013,The Bank of New York Mellon earned $20,865 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2012 ($)	Purchases ($)	Sales ($)	12/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	20,880,219	189,570,705	193,704,034	16,746,890.8
Dreyfus
Institutional
Cash
Advantage
Fund	13,336,773	93,219,163	100,422,631	6,133,305.3
Total	34,216,992	282,789,868	294,126,665	22,880,195	1.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,896,670, undistributed capital gains $20,020,908 and unrealized appreciation $1,014,463,391.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2013 and December 31, 2012 were as follows: ordinary income $37,754,271 and $36,613,092, and long-term capital gains $17,177,340 and $83,905,376, respectively.

During the period ended December 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $66,777 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2013 was approximately $208,800 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Management Fee, Index-Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .245% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, the fund’s custody fee is included in the management fee.

Dreyfus has agreed to pay Mellon Capital a monthly index-management fee at the annual rate of .07% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2013, Service shares were charged $540,614 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2013, Initial shares were charged $11,264 pursuant to the Shareholders Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $1,322 for transfer agency services and $84 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $9.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2013, the fund was charged $29 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2013, the fund was charged $9,093 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $416,663, Distribution Plan fees $50,010, Shareholder Services Plan fees $3,075, Chief Compliance Officer fees $2,299 and transfer agency fees $216.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2013, amounted to $69,859,642 and $239,313,373, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at December 31, 2013 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2013:

Average Market Value ($)
Equity financial futures	18,794,757

At December 31, 2013, the cost of investments for federal income tax purposes was $1,028,616,658; accordingly, accumulated net unrealized appreciation on investments was $1,014,463,391, consisting of $1,097,689,895 gross unrealized appreciation and $83,226,504 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share.The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded,Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation

(S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”).The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange.There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as LitigationTrustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court.The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013, Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL, including all cases with Deutsche Bank Trust Company Americas or William A. Niese as the lead plaintiff.The fund was a defendant in at least one of the dismissed cases.The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. Briefing on the appeal and cross appeal is scheduled for completion in April 2014.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in theTribune MDL, including the FitzSimons case. Under Master Case Order No. 4, the parties – through their executive committees and liaison counsel – are to attempt to negotiate a protocol for motions to dismiss and other procedural issues. If the parties are unable to come to agreement on some or all of these issues, they will submit their proposals to the Court and the Court will enter an order on how the FitzSimons case will proceed.

As of January 30, 2014, no answers to the Fifth Amended Complaint in the FitzSimons case may be filed at this time, and no briefing schedule for any further motions has been set.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

The Fund	45

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Stock Index Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Stock Index Fund, Inc., including the statements of investments and financial futures, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Stock Index Fund, Inc., at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 12, 2014

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2013 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns.Also, the fund hereby reports $.0709 per share as a short-term capital gain distribution and $.3240 per share as a long-term capital gain distribution paid on March 28, 2013.

The Fund	47

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Peggy C. Davis (70)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 56
———————
David P. Feldman (74)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 42
———————
Ehud Houminer (73)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 66

Lynn Martin (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 42
———————
Robin A. Melvin (50)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 90
———————
Dr. Martin Peretz (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 42
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

The Fund	49

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since September 2003.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund	51

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,857 in 2012 and $31,594 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 9,508 in 2012 and $9,508 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ -0- in 2012 and $-0- in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,334 in 2012 and $3,841in 2013. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2012 and $-0- in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $9 in 2012 and $9 in 2013.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $200,000 in 2012 and $-0- in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $49,204,697 in 2012 and $50,384,343 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                     Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                         Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Index Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	February 14, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	February 14, 2014

By: /s/ James Windels
James Windels Treasurer
Date:	February 14, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

Exhibit A

Persons Covered by the Code of Ethics

Bradley J. Skapyak	President	(Principal Executive Officer)

James Windels	Treasurer	(Principal Financial and Accounting Officer)

Revised as of January 1, 2010